May 9, 2007 UBS 2007 Leveraged Finance Conference Exhibit 99

Forward Looking Statements
This presentation may contain certain "forward-looking statements“. These statements reflect management’s expectations, estimates, and assumptions, based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding future events, plans, goals, objectives, and expectations. The words “anticipate,” “believe,” “estimate,”
“expect,” “plan,” “intend,” “likely,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Factors that could cause actual results to differ materially from those in the forward-
looking statements include: loss of existing customers and/or failure to acquire new customers; graphic products industry trends, including greater than anticipated pricing pressures, product and service rates and factors affecting supply and demand; and our ability to execute our business plan, including the costs of and ability to integrate acquisitions. Additional risk factors that could cause actual results to differ materially are discussed in SGS International, Inc.’s filings with the Securities and Exchange
Commission (“SEC”). These documents may be accessed through the SEC’s website
(www.sec.gov).
We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.

SGS
Southern Graphic Systems

SGS
Southern Graphic Systems

SGS Evolution
1946
Primarily Cylinder Engraving
Southern Gravure Services established in
Louisville, KY
Prepress Services
Opened first dedicated prepress facility
Flexographic Plate Making
Acquired flexographic plate making capabilities
Enterprise Solutions
Began providing Enterprise Solutions to its
customers
Creative Services
Completed acquisition  to enhance Design-to-
Print services to its customer base
Marketing Services Solution Provider
Premier graphic services provider, backward
integrated across the value chain
1991
1995
1997
2004
Today

Company Snapshot
61-year heritage
Leading market share
Strong technical expertise. Reputation for
speed, accuracy, quality and value
1,800 + employees
Revenue & EBITDA growth
Long-standing relationships with a  blue-
chip customer base
National footprint with facilities close to
our customers
Consistent cash flow generation
Management team of seasoned veterans
SGS has maintained EBITDA margins in excess of 20% through
various market conditions and economic cycles
Design-to-print graphic services provider with full spectrum product offering
Design-to-print graphic services provider with full spectrum product offering
53
53
38
54
58
276 247
226
214
187
0
100
200
300
2001
2002 2003
2004
2005
0.0%
10.0%
20.0%
30.0%
EBITDA Revenue EBITDA Margin
61
290
2006

SGS

Maker
KRAFT
NEW!
Coleslaw Maker

KRAFT
NEW!
Coleslaw Maker

KRAFT
NEW!
Coleslaw Maker

Product Overview
Creative Services Graphics and Pre-Press Image Carriers
Brand identity/creation
Brand development
Package design
Interactive media development
Product Photography
Creative retouching
Production art
Color separation
File creation
Digital/Film output
Gravure Cylinders
Flexographic Plates
Sales samples
Package Design
Design Proof
Prepress
Color Separation
Image Carriers
Prepress Proof
Printed Package

SGS
Southern Graphic Systems

Nestlé P&G

KRAFT Coca-Cola

Chips Ahoy!

SGS
Southern Graphic Systems

2) SGS performs prepress work on artwork and produces image carriers

MeadWestvaco

GRAPHIC PACKAGING

Chips Ahoy!

SGS’s Role in the Consumer Packaged Goods
Industry
Consumer Packaged
Goods Companies
1) Utilize SGS creative service agency to produce packaged
good design artwork
Printers Finished Packaging
Prepress Services and
Image Carrier Production
Concept Design
Design-to-Print
3) SGS supplies image carriers
to printers
4) Printers print labels
on packaging material
Packaged Good Design

SGS Value Proposition
Customer Needs / Market Trends Value Proposition
Shorter lead times
Speed to market
Cost reduction focus
Brand consistency
Global branding
Supplier consolidation
More value added / support &
aftermarket services
Customers are demanding that
suppliers have a global capability
Design-to-Print service offering
Delivering integrated customized
solutions
Lowest total cost focus
Proximity to customer
– optimize footprint
– on-site / FM approach
Use of technology to enhance
quality and reduce lead times

Core Business
Packaging Graphics and Image Carriers
Corrugated, Metal Decorating
POP / POS, Collateral Materials, Consumer
Promotions
Production Artwork Services
Creative Design Services
Asset Management Services/Workflow
Solutions
On-site Graphics Management & Facilities
Management
Print Consulting and Color Management
Press Fingerprinting and Press Approvals
Marketing
Creative Design
Production
Art
Pre-press
Image
Carriers
Print

8 Blue Chip Customer Base Relationships with major customers average over 20 years Relationships with major customers average over 20 years

Deep Roots Within Customers
SGS services multiple brands at each of its large customers
SGS services multiple brands at each of its large customers
Revenue
($mm) 2006
Customer 1 18.5
Customer 2            18.4
Customer 3 16.9
Customer 4            13.0
Customer 5 10.6
Customer 6 7.2
Customer 7 6.2
Customer 8 5.0
Customer 9 4.8
Customer 10 4.7
Customer 11 4.5
Total 109.8
% of Total 38%

Global Footprint with Proximity to Customers
Global footprint addresses need for customer proximity many of our customers have multiple locations and can only be serviced by a Global provider
Global footprint addresses need for customer proximity many of our customers have multiple locations and can only be serviced by a Global provider
• As of 3/19/07 we had 35 production facilities across the US, Canada, Mexico, the
UK, and The Netherlands.
• We also operate on-site at numerous consumer products locations and 5 printers.
• In February of 2007, we acquired the assets of the C.M. Jackson Company giving us design capability and entry into the Private Label Market.
• In April of 2007, we acquired the Mc Gurk Company in the UK giving us two new production locations in the UK along with a facility in Hong Kong.

Strong Industry Growth Fundamentals
Prepress graphics and image carrier volume in the consumer packaged goods segment is growing faster than gross domestic product growth
–
Heightened focus on package design as marketing driver
–
Proliferation of SKUs and new product launches
–
Product line extensions
–
Regionally customized packaging
–
Event marketing concepts (e.g. Super Bowl marketing)
–
Constantly changing regulatory labeling requirements
–
Consumer packaging company brand proliferation
–
Consolidation of consumer packaging companies
–
Globalization of brands
–
Heightened sensitivity to fads (i.e. Atkins, low-carb, low trans-fat, etc)

Diversified End Markets
Packaging End Markets
Diverse customer needs and changing tastes lead to constant innovation in the consumer packaged goods industry and in turn propel SGS’s growth
Diverse customer needs and changing tastes lead to constant innovation in the consumer packaged goods industry and in turn propel SGS’s growth
Markets Served by SGS
Beverage
11%
Pet Food
8%
Institutional
3%
Other
3%
Personal care
15%
Food
27%
Industrial
3%
Agri-chem
7%
Pharmaceuticals
11%
Household Products
8%
SGS generates a greater proportion of its revenue from favorable food and beverage markets
(Percentages are SGS Estimates)
Food
28%
Beverage
19%
Tobacco
14%
Retail
2%
Pharmaceuticals
5%
Pet Food
7%
Personal Care
12%
Commercial
1%
Household Products
7%
Decorative
2%
Industrial
2%
Distilled Spirits
1%

Globalization
Customers are expanding businesses globally; competition to retain customers drives the graphic imaging industry to open/acquire manufacturing facilities abroad
Customers are expanding businesses globally; competition to retain customers drives the graphic imaging industry to open/acquire manufacturing facilities abroad
How SGS Benefits
Best-in-class reputation
One of three with access
to opportunity
Management team highly
experienced with
expansion and
acquisition
Commitment towards
pursuing “right”
opportunities

Best-in-Class Performance
SGS is one of three packaging industry participants with the scale and sophistication to meet customer demands
Industry is highly fragmented. There are hundreds of industry participants, few with revenues over $20 million
Only 3 packaging industry participants have sales over $100 million
Notes
1 Represents Graphics Imaging and Merchandising Solutions divisions. Matthews fiscal period ends September 30
2 Market share based on an estimated market size of $6 billion.
($ mm)
FY 2006 Revenue
290.1 548.4 140.9
1
Packaging Focus Estimate
100% 100% 20%
2005 Revenue 272.8 614.5 143.2
1
2006 EBITDA Margin
21.1% 15.2% N/A
Revenue/Employee
$160k $156k N/A
Estimated Market Share
2
5% 9% 2%

Business Strategy

SGS Business Strategy
Provide additional value-added services to existing customers
Provide complementary digital asset management and workflow
management solutions
Extend service in creative design and further one-stop shop concept
Deploy sales and marketing team aggressively across consumer product companies
Grow with private label and store-brand customers
Acquire small/medium-size businesses that offer complementary products, services and/or customer relationships
Integrate businesses quickly and realize revenue and cost synergies
Provide
Additional
Services
Pursue New
Business Opportunities
Continue Domestic
Acquisition Strategy
Continue Building a
Global Footprint
Evaluate international opportunities with a strong customer focus
Follow right customers overseas
Unique opportunity unavailable to most of market
Application Innovation
Be at forefront of technology changes
Deploy appropriate technologies specific to customer solutions
Enhance customer satisfaction through innovative application of latest technologies
Capture outsource business opportunities resulting from technology changes
Pursue Offshore
Labor Strategy
Tremendous cost savings potential
Available to only a handful of industry players

HOW WE MAKE MONEY
Past – Value Proposition
–
Producing commodity products (image
carriers/graphics) supported by services
Future – Value Proposition
–
Provide Services supported by products
•
Revenue Stream will continue to be predominately from
products
Way to get rich
–
Make commodity that people need and it repeats
•
Repurpose
Value Proposition

Industry Consolidation Expected to Continue
The industry has been consolidating over the last 10 years
– Driven in large part by desire to have facilities close to large national customers
– Significant cost savings can be achieved though facility
consolidation and new raw material supply arrangements
The consolidation has been led by SGS and Schawk
– Both SGS and Schawk have integrated 20+ acquisitions in
this timeframe
The prepress graphics and flexographic plate markets
remain fragmented and represent an opportunity for SGS

Target / Asset
Year of
Acquisition Rationale Key Capabilities Select Customers
London Graphics 1999 Scale/Synergies Flexo Hershey Canada
North American Roto Engravers 1999 Scale/Synergies Gravure Bureau of Engraving
AEP Flexo 1999 Scale Flexo Zumbiel
TSI 1999 Scale/Synergies Graphics Nestlé
Swan Engraving 1999 Scale Graphics Unilever
Cage Graphics 2000 Location/Scale Flexo Tyco, J&J, Global Packaging
Lanscape 2001 Location Graphics General Mills
APP 2001 Location/Scale Flexo Sonoco
PDC 2001 Design Creative Design Greenlight
Colorbrite 2002 Scale Graphics/Flexo Target/Anagram
Pechiney Plastic Packaging 2002 Scale Gravure Contract with Pechiney
ADS 2002 Art Production Art Kraft
LiveWire 2003 Scale Graphics Nestlé/Cott
Hobbs 2003 Scale Graphics Pilgrims Pride
Wetzel 2003 Decorative Gravure N.A. Wallpaper
Smurfit Stone (Winston-Salem) 2003 Scale Gravure Contract with Smurfit
Mozaic Group (51%) 2004 Design Creative/Photography/Interactive Levis, Anheuser-Busch
MacKay (Florence) 2004 Scale Gravure Nestlé Beverage
Smurfit Stone (Dayton) 2004 Scale Graphics Smurfit
L'Image Cré-o 2005 Location Graphics/Flexo Sonoco
MCG Graphics Limited
The Box Room
Lukkien Packaging
Synnoflex
CM Jackson
Mc Gurk
2005
2006
2006
2006
2007
2007
Location
Location
Location/Tech
Customer
Capability
Location
Graphics/Flexo
Graphics
Graphics
Graphics/Flexo
Creative
Graphics/Flexo
Nestlé
Kraft
Phillips
A&P
Store Brands
Tesco
SGS has acquired and integrated 26 acquisitions since 1999
Experienced in Growth Through Acquisitions
Roll-up strategy includes many small acquisitions such that no single acquisition will put SGS at risk
Long history of success in executing this strategy

Conservative Acquisition Strategy
SGS has completed 26 small acquisitions since 1999
– Generally $1–$18 million purchase price
– Generally 1.9x–5.0x EBITDA purchase multiple
Strategy
– Continue to execute small acquisitions ($2 million - $20
million) on an accretive basis (4.0x to 5.0x pre-synergy
EBITDA)
SGS’s focus continues to be North America and Western
Europe. We will selectively move to Asia in response to a
demand pull from the right customers.
SGS has a conservative acquisition strategy

Financial Summary Jim Dahmus Jim Dahmus

Year Ended Dec 31
214
226
247
159
189
150
200
250
300
2000 2001 2002 2003 2004
Net Sales
Year Ended Dec
31
53
38
34
54
53
20
30
40
50
60
70
2000 2001 2002 2003 2004
EBITDA
Financial Performance
Net Sales
EBITDA After One-Time Adjustments
2005 2006 2006
2005 2006 2006
58
61
272
290
350
324
69
Pro Forma Including Acquisitions Made In 2006 and
January – April 2007
Pro Forma Including Acquisitions Made In 2006 and
January – April 2007

Net Free Cash
Free Cash Flow Data: (M$) 2003 2004 2005 2006
EBITDA Before One-Time
Adjustments
   52.7
      54.4
      56.1
        57.8
Interest Expense      5.6        4.9         6.8         35.2
Capital Spending       5.6        5.6       13.9           8.7
Provision for Taxes on Income
Net Free Cash
   12.8
   29.7
      13.7
      30.2
       12.7
       22.7
          1.0
       12.9

Goals Moving Forward
Operating Goals
3 - 5% organic growth
$30-40 million in annualized acquisition revenues for 2007, $20.0 million in annual acquisition-related revenue 2008–2010
Mid-30% gross margin, low-20% EBITDA margin
North American Acquisition Strategy
4.0–5.0x EBITDA average purchase price
$1 million annual cost savings with 1-year lag for receiving cost-saving benefits
Financed with borrowings under the Acquisition Facility and Revolver
Small/mid-sized targets ($2 million - $20 million in revenue)
International Acquisition Strategy
React to customer brand globalization by following customers overseas
Purchase assets that fit with SGS core competencies
Focus on Western Europe and Asia

Current Liquidity
$ M
Cash on hand (as of 12/31/06) $13
Revolving credit facility availability $35
Acquisition facility availability $40
Less borrowing on acquisition credit facility ($23)
Less letters of credit (0)
Less reserves (0)
Available liquidity $65

Conclusion Henry Baughman Henry Baughman

Conclusion
Leading market share in flexographic plates, gravure cylinders and prepress services
Second largest provider of graphic service globally. One of three national/global providers
Strong loyal, blue-chip customer base and diversified end-markets
Attractive industry dynamics with graphics services growing faster than the
GDP
Well positioned to capitalize on globalization and consolidation
Best-in-class financial performance
Consistent  EBITDA margins (20%+) and steady cash flows
Highly experienced management team

28 Transaction Timetable Appendix Biographies

Biographies
Henry Baughman – President & CEO of SGS , SGS Board Of Directors, Louisville, KY
Hank became President of SGS in 1999.  Prior to becoming President he held various Senior
Executive level positions with SGS since 1982.  He has 33 years of service, which are all with
Southern.  He is a graduate of Rochester Institute of Technology.  In 1991 he attended and completed the Executive Development Program at the University of Tennessee.
Jim Dahmus – Chief Financial Officer SGS, Louisville, KY
Jim was named as CFO of SGS in April of 2006. His previous positions were that of CFO of the
Sunny Delight Beverages Company in 2004-2006, and CFO of ADVO, Inc in 2003-2004. Prior to that time, Jim was President of Convergys Corporation’s Asian Operations, and worked at Procter &
Gamble for fifteen years in a variety of financial and marketing assignments. He has an MBA from
Northwestern University and a BA from the Pennsylvania State University.

Transaction Timetable
Reconciliation of Net Income to EBITDA
(Figures in M$)
Reported Reported Reported Reported Reported Reported Pro Forma
2001 2002 2003 2004 2005 2006 2006
Net Income 10.6 21.4 20.2 20.6 19.8 0.6 5.5
Depreciation/Amortization 13.1 13.1 15.1 15.2 16.9 20.5 21.0
Interest Expense 7.0 4.8 4.6 4.9 6.8 35.2 37.0
Other/One-Time Expenses 0.0 0.0 0.0 0.0 1.5 3.9 2.0
Provision for Taxes on
Income 8.0 13.6 12.8 13.7 12.8 1.1 3.5
EBITDA 38.7 52.9 52.7 54.4 57.6 61.2 69.0
Note: EBITDA is a non-GAAP measure which should be used in conjunction with other
GAAP measures